Exhibit 10.2



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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 (Nos. 333-73898 and 333-12208) of Terra Networks, S.A. of our report dated February 15, 2005, relating to the financial statements of Terra Networks Espana, S.A.U., which appears in this Form 20-F.


April 14, 2005




BDO Audiberia Auditores,S.L.